UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A
(Amendment No. 1)

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2024

SunPower Corporation
(Exact name of registrant as specified in its charter)

001-34166
(Commission File Number)

Delaware	94-3008969
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

880 Harbour Way South, Suite 600, Richmond, California 94804
(Address of principal executive offices, with zip code)

(408) 240-5500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.001 par value per share	SPWR	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On July 3, 2024, SunPower Corporation, a Delaware corporation (the “Company”), filed a Current Report on Form 8-K (the “Initial Report”) stating that Ernst & Young LLP (“EY”) had resigned as the Company’s independent registered public accounting firm, effective June 27, 2024. The Company provided a copy of the Initial Report to EY prior to filing it with the U.S. Securities and Exchange Commission (the “SEC”). The Company requested that EY furnish the Company with a letter addressed to the SEC stating whether EY agrees with the statements made by the Company in the Initial Report in response to Item 304(a) of Regulation S-K under the Securities Act of 1933, as amended, and, if not, stating the respects in which it does not agree. The Initial Report is hereby amended and supplemented by adding the language that appears below.

Item 4.01	Changes in Registrant’s Certifying Accountant.

EY furnished to the Company a letter addressed to the SEC regarding the statements made by the Company in the Initial Report. A copy of EY’s letter has been filed as Exhibit 16.1 to this report.

As previously disclosed in the Initial Report, (i) the allegations that were the subject matter of discussion between EY and the Audit Committee of the Company’s board of directors (the “Audit Committee”) regarding the reporting obligation to EY do not relate to current senior members of management and (ii) the Audit Committee was prepared to provide broader disclosure and was in discussions with EY concerning the scope of the disclosure obligation at the time of EY’s resignation. Notably, the Audit Committee had been and was continuing to provide EY with broader disclosure at the time of EY’s resignation.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter from Ernst & Young LLP to the SEC, dated July 10, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNPOWER CORPORATION

July 12, 2024	By:	/S/ ELIZABETH EBY
	Name:	Elizabeth Eby
	Title:	Executive Vice President and Chief Financial Officer